Exhibit 99.2

2 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 12 INVESTMENTS Summary 13 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 17 FINANCIAL INFORMATION 2024 Outlook Consolidated Financial Statements - Statements of Income (Loss) Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 24 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

COMPANY INFORMATION

SENIOR MANAGEMENT

Rick Matros
Chief Executive Officer, President and Chair

Michael Costa
Chief Financial Officer, Secretary and Executive Vice President

Talya Nevo-Hacohen
Chief Investment Officer, Treasurer and Executive Vice President

Jessica Flores
Chief Accounting Officer and Executive Vice President

BOARD OF DIRECTORS

Rick Matros
Chief Executive Officer, President and Chair

Michael Foster
Lead Independent Director

Jeffrey Malehorn
Director

Craig Barbarosh
Director

Lynne Katzmann
Director

Clifton Porter II
Director

Katie Cusack
Director

Ann Kono
Director

CONTACT INFORMATION

Sabra Health Care REIT, Inc.
1781 Flight Way
Tustin, CA 92782
888.393.8248
sabrahealth.com

Transfer Agent
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
800.937.5449
equiniti.com

3 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA | OVERVIEW

Financial Metrics

Dollars in thousands, except per share data

	September 30, 2024	
	Three Months Ended	Nine Months Ended
Revenues	$ 178,001	$ 520,889
Net operating income	122,905	362,973
Cash net operating income	122,497	360,842
Diluted per share data:		
EPS	$ 0.13	$ 0.34
FFO	0.34	1.01
Normalized FFO	0.35	1.04
AFFO	0.36	1.06
Normalized AFFO	0.37	1.08
Dividends per common share	0.30	0.90

Capitalization and Market Facts

	September 30, 2024
Common shares outstanding	236.6 million
Common equity Market Capitalization	$4.4 billion
Consolidated Debt	$2.5 billion
Consolidated Enterprise Value	$6.8 billion
Common stock closing price	$18.61
Common stock 52-week range	$12.83 - $19.32
Common stock ticker symbol	SBRA

Key Credit Metrics [(1)]

	September 30, 2024
Net Debt to Adjusted EBITDA	5.30x
Interest Coverage	4.15x
Fixed Charge Coverage Ratio	4.07x
Total Debt/Asset Value	37 %
Secured Debt/Asset Value	1 %
Unencumbered Assets/Unsecured Debt	265 %

Portfolio

Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share

	As of September 30, 2024			Three Months Ended September 30, 2024
	Property Count	Investment	Beds/Units	Cash NOI
Investment in Real Estate Properties, gross				
Triple-Net Portfolio:				
Skilled Nursing/Transitional Care	233	$ 2,992,712	26,330	$ 64,591
Senior Housing - Leased	39	512,037	3,319	9,960
Behavioral Health	18	479,189	1,164	10,596
Specialty Hospitals and Other	15	225,498	392	4,718
Total Triple-Net Portfolio	305	4,209,436	31,205	
Senior Housing - Managed	68	1,487,337	6,588	19,512
Consolidated Real Estate Investments	373	5,696,773	37,793	
Unconsolidated Joint Venture Senior Housing - Managed	16	205,449	1,256	3,408
Total Equity Investments	389	5,902,222	39,049	
Investments in Loans Receivable, gross [(2)]	14	382,117		
Preferred Equity Investments, gross [(3)]	5	59,808		
Total Investments	408	$ 6,344,147		

Includes 60 relationships in 39 U.S. states and Canada

(1) See page 16 of this supplement for important information about these credit metrics.
(2) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds and one investment which has a purchase option on one Skilled Nursing/Transitional Care facility with 106 beds.
(3) Our preferred equity investments include investments in entities owning four Senior Housing developments with 544 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds.

4 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA
PORTFOLIO
Triple-Net Portfolio [1]

EBITDARM Coverage

	Twelve Months Ended				
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Skilled Nursing/Transitional Care	1.68x	1.78x	1.79x	1.85x	1.94x
Senior Housing - Leased	1.17x	1.28x	1.33x	1.35x	1.37x
Behavioral Health, Specialty Hospitals and Other	3.74x	3.80x	3.77x	3.69x	3.68x

Operating Statistics

	Twelve Months Ended				
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Occupancy					
Skilled Nursing/Transitional Care	75.9 %	76.4 %	77.5 %	79.0 %	80.3 %
Senior Housing - Leased	88.7 %	90.0 %	89.8 %	90.0 %	89.6 %
Behavioral Health, Specialty Hospitals and Other	81.7 %	80.7 %	79.7 %	78.8 %	78.6 %
Skilled Mix					
Skilled Nursing/Transitional Care	34.9 %	34.6 %	35.2 %	36.3 %	37.4 %

Key Triple-Net Relationships

		EBITDARM Coverage Twelve Months Ended	
Relationship	Primary Property Type	March 31, 2024	June 30, 2024
Ensign Group	Skilled Nursing	2.30x	2.46x
Signature Healthcare	Skilled Nursing	1.50x	1.59x
Avamere Family of Companies	Skilled Nursing	1.93x	1.87x
Signature Behavioral	Behavioral Hospitals	1.33x	1.34x
The McGuire Group	Skilled Nursing	1.79x	1.91x
Healthmark Group	Skilled Nursing	1.39x	1.42x
Communicare	Skilled Nursing	1.99x	2.18x
Leo Brown Group	Assisted Living	1.65x	1.66x
Cadia Healthcare	Skilled Nursing	1.59x	1.60x
Focused Post Acute Care Partners	Skilled Nursing	1.73x	1.87x
Other	Mulitple	2.82x	2.93x
Total		2.09x	2.15x

[1] Occupancy Percentage and Skilled Mix (together, "Operating Statistics") and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities.

5 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA

PORTFOLIO

Senior Housing - Managed Portfolio

Operating Performance

Reflects Sabra's pro rata share, except number of properties; dollars in thousands

	Three Months Ended				
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Consolidated Portfolio					
Number of Properties	61	61	66	66	68
Number of Units	6,041	6,041	6,341	6,341	6,588
Recurring capital expenditures	$ 1,603	$ 1,695	$ 1,378	$ 1,666	$ 2,100
Resident fees and services	$ 59,748	$ 61,256	$ 66,031	$ 67,939	$ 73,746
Cash NOI	$ 15,225	$ 16,067	$ 16,362	$ 17,584	$ 19,512
Cash NOI Margin %	25.5 %	26.2 %	24.8 %	25.9 %	26.5 %
Unconsolidated Portfolio					
Number of Properties	16	16	16	16	16
Number of Units	1,256	1,256	1,256	1,256	1,256
Recurring capital expenditures	$ 158	$ 218	$ 285	$ 201	$ 275
Resident fees and services	$ 9,950	$ 10,007	$ 10,362	$ 10,453	$ 10,772
Cash NOI	$ 2,612	$ 2,425	$ 2,690	$ 3,236	$ 3,408
Cash NOI Margin %	26.3 %	24.2 %	26.0 %	31.0 %	31.6 %

Same Store Operating Performance [1]

Reflects Sabra's pro rata share, except number of properties; dollars in thousands, except REVPOR

	Three Months Ended				
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Number of Properties	68	68	68	68	68
Number of Available Units	6,458	6,458	6,453	6,450	6,449
REVPOR	$ 3,973	$ 3,992	$ 4,077	$ 4,098	$ 4,140
Occupancy	81.8 %	83.1 %	82.6 %	83.8 %	84.7 %
Resident fees and services	$ 62,998	$ 64,294	$ 65,217	$ 66,432	$ 67,802
Cash NOI	$ 17,321	$ 17,727	$ 17,900	$ 19,860	$ 20,397
Cash NOI Margin %	27.5 %	27.6 %	27.4 %	29.9 %	30.1 %

[1] Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.

6 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA

PORTFOLIO

Loans and Other Investments

Loans Receivable and Other Investments

Dollars in thousands

As of September 30, 2024

Loan Type	Number of Loans	Property Type	Principal Balance	Book Value	Weighted Average Contractual Interest Rate	Weighted Average Annualized Effective Interest Rate	Interest Income Three Months Ended September 30, 2024 [1]	Maturity Date
Mortgage	3	Behavioral Health / Skilled Nursing	$ 335,600	$ 335,600	7.7 %	7.7 %	$ 6,514	11/01/26 - 06/01/29
Other	11	Multiple	56,085	52,636	7.9 %	7.6 %	993	12/31/23 - 08/31/33
	14		391,685	388,236	7.8 %	7.7 %	$ 7,507	
Allowance for loan losses			—	(6,219)				
			$ 391,685	$ 382,017				

Other Investment Type	Number of Investments	Property Type	Total Funding Commitments	Total Amount Funded	Book Value	Rate of Return	Other Income Three Months Ended September 30, 2024 [1]
Preferred Equity	5	Skilled Nursing / Senior Housing	$ 52,434	$ 52,434	$ 59,808	10.9 %	$ 1,565

(1) Includes income related to loans receivable and other investments held as of September 30, 2024.

7 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA

PORTFOLIO

NOI Concentrations [1]

As of September 30, 2024

RELATIONSHIP CONCENTRATION


Signature Healthcare: 8.7%
The Ensign Group: 8.3%
Avamere Family of Companies: 8.0%
Signature Behavioral: 6.7%
Recovery Centers of America: 5.6%
The McGuire Group: 3.6%
Managed (No Operator Credit Exposure): 18.7%
Other: 40.4%

PROPERTY TYPE CONCENTRATION


Senior Housing - Managed: 18.7%
Behavioral Health: 13.9%
Senior Housing - Leased: 10.7%
Specialty Hospital and Other: 3.9%
Other: 0.8%
Skilled Nursing/Transitional Care: 52.0%

PAYOR SOURCE CONCENTRATION [2]


Private Pay: 45.4%
Non-Private: 54.6%

[1] Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments.

[2] Tenant payor source allocation presented one quarter in arrears.

8 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

PORTFOLIO
Geographic Concentrations - Consolidated Portfolio

Property Type

As of September 30, 2024

Location	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed Consolidated	Behavioral Health	Specialty Hospitals and Other	Total	% of Total
Texas	33	3	7	—	13	56	15.0 %
Kentucky	24	2	—	2	1	29	7.8
California	23	—	2	3	1	29	7.8
Indiana	14	4	2	2	—	22	5.9
Oregon	15	1	3	—	—	19	5.1
North Carolina	13	—	2	—	—	15	4.0
Missouri	10	—	1	1	—	12	3.2
Washington	10	—	2	—	—	12	3.2
Massachusetts	11	—	—	—	—	11	2.9
New York	9	—	1	—	—	10	2.7
Other (29 states & Canada)	71	29	48	10	—	158	42.4
Total	233	39	68	18	15	373	100.0 %
% of Total	62.5 %	10.5 %	18.2 %	4.8 %	4.0 %	100.0 %	

Distribution of Beds/Units

As of September 30, 2024

Location	Total Number of Properties	Property Type: Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed Consolidated	Behavioral Health	Specialty Hospitals and Other	Total	% of Total
Texas	56	4,211	350	856	—	325	5,742	15.2 %
Kentucky	29	2,598	270	—	60	40	2,968	7.9
Indiana	22	1,651	563	299	138	—	2,651	7.0
California	29	1,924	—	160	313	27	2,424	6.4
Oregon	19	1,520	215	162	—	—	1,897	5.0
North Carolina	15	1,454	—	237	—	—	1,691	4.5
New York	10	1,566	—	107	—	—	1,673	4.4
Massachusetts	11	1,469	—	—	—	—	1,469	3.9
Washington	12	1,123	—	165	—	—	1,288	3.4
Virginia	10	894	—	246	—	—	1,140	3.0
Other (29 states & Canada)	160	7,920	1,921	4,356	653	—	14,850	39.3
Total	373	26,330	3,319	6,588	1,164	392	37,793	100.0 %
% of Total		69.7 %	8.8 %	17.4 %	3.1 %	1.0 %	100.0 %	

9 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA
PORTFOLIO
Geographic Concentrations - Consolidated Portfolio Continued

Investment

Dollars in thousands

As of September 30, 2024

		Property Type						
Location	Total Number of Properties	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed Consolidated	Behavioral Health	Specialty Hospitals and Other	Total	% of Total
Texas	56	$ 341,228	$ 27,335	$ 207,236	$ —	$ 187,387	$ 763,186	13.4 %
California	29	411,326	—	59,976	217,764	7,798	696,864	12.2
Indiana	22	196,244	120,197	87,211	12,156	—	415,808	7.3
Oregon	19	261,316	33,002	56,264	—	—	350,582	6.2
Kentucky	29	244,481	58,983	—	10,179	30,313	343,956	6.0
New York	10	298,639	—	22,929	—	—	321,568	5.6
North Carolina	15	125,549	—	76,992	—	—	202,541	3.6
Washington	12	137,014	—	42,273	—	—	179,287	3.2
Arizona	5	—	10,348	40,323	121,757	—	172,428	3.0
Ohio	9	32,247	33,394	103,844	—	—	169,485	3.0
Other (29 states & Canada) [1]	167	944,668	228,778	790,289	117,333	—	2,081,068	36.5
Total	373	$ 2,992,712	$ 512,037	$ 1,487,337	$ 479,189	$ 225,498	$ 5,696,773	100.0 %
% of Total		52.5 %	9.0 %	26.1 %	8.4 %	4.0 %	100.0 %	

(1) Investment balance in Canada is based on the exchange rate as of September 30, 2024 of $0.7399 per 1 CAD.

10 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA
PORTFOLIO
Triple-Net Lease Expirations

Triple-Net Lease Expirations

Dollars in thousands
As of September 30, 2024

	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Behavioral Health	Specialty Hospitals and Other	Total Annualized Revenues	% of Total
10/01/24 - 12/31/24	$ 3,279	$ —	$ —	$ —	$ 3,279	0.9 %
2025	3,778	—	—	1,495	5,273	1.4 %
2026	12,168	698	—	—	12,866	3.6 %
2027	25,536	4,323	—	—	29,859	8.3 %
2028	22,028	2,554	—	3,490	28,072	7.8 %
2029	47,149	5,044	—	6,138	58,331	16.1 %
2030	—	—	—	3,221	3,221	0.9 %
2031	71,864	4,178	875	—	76,917	21.3 %
2032	5,934	1,726	33,400	3,842	44,902	12.4 %
2033	—	6,844	5,820	—	12,664	3.5 %
Thereafter	61,092	20,569	3,457	753	85,871	23.8 %
Total Annualized Revenues	$ 252,828	$ 45,936	$ 43,552	$ 18,939	$ 361,255	100.0 %

11 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA
INVESTMENTS
Summary

Investment Activity

Dollars in thousands

Investment	Initial Investment Date	Property Type	Number of Properties	Beds/Units	2024 Amounts Invested [1]	Expected Cash Yield
Real Estate						
Legacy Living of Florence	04/01/24	Senior Housing - Leased	1	128	$ 36,000	8.00 %
Traditions Portfolio	07/01/24	Senior Housing - Managed	2	247	75,800	8.05 %
Additions to Real Estate [2]	Various	Multiple	N/A	N/A	3,606	8.66 %
Total Real Estate Investments					115,406	8.05 %
Preferred Equity						
Preferred Equity Fundings	Various	Multiple	N/A	N/A	2,500	14.00 %
Loans Receivable						
Symphony Chesterton [3]	06/03/24	Skilled Nursing/ Transitional Care	1	106	16,600	9.50 %
Loans Receivable Fundings	Various	Multiple	N/A	N/A	4,930	10.00 %
Total Loans Receivable					21,530	9.61 %
All Investments through September 30, 2024					$ 139,436	8.40 %

(1) Excludes capitalized acquisition costs and origination fees.
(2) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio.
(3) Transaction provides Sabra the option to purchase the underlying Skilled Nursing/Transitional Care facility at fair market value, subject to a floor and cap, after 24 months.

12 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

SABRA
CAPITALIZATION
Overview

Consolidated Debt

Dollars in thousands

As of September 30, 2024		
Secured debt	$	46,623
Revolving credit facility		152,558
Term loans		540,985
Senior unsecured notes		1,750,000
Total		2,490,166
Deferred financing costs and premiums/discounts, net		(19,959)
Total, net	$	2,470,207

Revolving Credit Facility

Dollars in thousands

As of September 30, 2024		
Credit facility availability	$	847,442
Credit facility capacity		1,000,000

Enterprise Value

Dollars in thousands, except per share amounts

As of September 30, 2024	Shares Outstanding		Price		Value
Common stock	236,586,805	$	18.61	$	4,402,880
Consolidated Debt					2,490,166
Cash and cash equivalents					(63,004)
Consolidated Enterprise Value				$	6,830,042

At-The-Market Common Stock Offering Program

Dollars in thousands, except per share amounts

Three Months Ended September 30, 2024		
Shares issued		2,321,951
Net proceeds	$	35,124
Weighted average price per share, net of commissions	$	15.13
Availability as of September 30, 2024	$	386,706
Forward sales agreements as of September 30, 2024		
Shares outstanding		2,229,058
Weighted average price per share, net of commissions	$	16.77

Common Stock and Equivalents

	Weighted Average Common Shares			
	Three Months Ended September 30, 2024		Nine Months Ended September 30, 2024	
	EPS, FFO and Normalized FFO	AFFO and Normalized AFFO	EPS, FFO and Normalized FFO	AFFO and Normalized AFFO
Common stock	234,289,016	234,289,016	232,458,217	232,458,217
Common equivalents	1,171	1,171	1,171	1,171
Basic common and common equivalents	234,290,187	234,290,187	232,459,388	232,459,388
Dilutive securities:				
Restricted stock units	2,505,456	3,402,924	2,236,433	3,350,298
Forward equity sale agreements	247,757	247,757	81,280	81,280
Diluted common and common equivalents	237,043,400	237,940,868	234,777,101	235,890,966

13 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

14 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of September 30, 2024 Principal     % of Total Fixed Rate Debt   Secured debt $ 46,623     3.35%   1.9 % Senior unsecured notes 1,750,000     4.04%   70.3 % Total fixed rate debt 1,796,623     4.03%   72.2 % Variable Rate Debt (2)   Revolving credit facility 152,558     6.07%   6.1 % Term loans 540,985 4.11% 21.7 % Total variable rate debt 693,543     4.54%   27.8 % Consolidated Debt $ 2,490,166     4.17%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of September 30, 2024 Principal     % of Total Secured Debt   Secured debt $ 46,623     3.35%   1.9 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   70.3 % Revolving credit facility 152,558     6.07%   6.1 % Term loans 540,985 4.11% 21.7 % Total unsecured debt 2,443,543     4.18%   98.1 % Consolidated Debt $ 2,490,166     4.17%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $430.0 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for SOFR at a weighted average rate of 2.93%, and $111.0 million (CAD $150.0 million) subject to swap agreements that fix CORRA at 2.59% as of September 30, 2024. Excluding these amounts, variable rate debt was 6.1% of Consolidated Debt as of September 30, 2024.

SABRA

CAPITALIZATION
Debt Maturity

Debt Maturity Schedule

Dollars in thousands	Secured Debt		Senior Unsecured Notes		Term Loans		Revolving Credit Facility [1]		Consolidated Debt	
As of September 30, 2024	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]
10/01/24 - 12/31/24	$ 513	2.85 %	$ —	—	$ —	—	$ —	—	$ 513	2.85 %
2025	2,089	2.86 %	—	—	—	—	—	—	2,089	2.86 %
2026	2,147	2.86 %	500,000	5.13 %	—	—	—	—	502,147	5.12 %
2027	2,206	2.87 %	100,000	5.88 %	—	—	152,558	6.07 %	254,764	5.97 %
2028	2,266	2.88 %	—	—	540,985	6.21 %	—	—	543,251	6.20 %
2029	2,328	2.89 %	350,000	3.90 %	—	—	—	—	352,328	3.89 %
2030	2,392	2.90 %	—	—	—	—	—	—	2,392	2.90 %
2031	2,093	2.92 %	800,000	3.20 %	—	—	—	—	802,093	3.20 %
2032	1,887	2.92 %	—	—	—	—	—	—	1,887	2.92 %
2033	1,940	2.93 %	—	—	—	—	—	—	1,940	2.93 %
Thereafter	26,762	3.10 %	—	—	—	—	—	—	26,762	3.10 %
Total	46,623		1,750,000		540,985		152,558		2,490,166	
Discount, net	—		(4,826)		—		—		(4,826)	
Deferred financing costs, net	(806)		(9,326)		(5,001)		—		(15,133)	
Total, net	$ 45,817		$1,735,848		$535,984		$ 152,558		$2,470,207	
Wtd. avg. maturity/years	20.4		5.0		3.3		2.3		4.7	
Wtd. avg. interest rate [3]	3.35 %		4.04 %		4.11 %		6.07 %		4.17 %	

[1] Revolving Credit Facility is subject to two six-month extension options.
[2] Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate hedges.
[3] Weighted average interest rate includes private mortgage insurance and impact of interest rate hedges.

15 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

16 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 Key Credit Metrics (1) September 30, 2024 Net Debt to Adjusted EBITDA (2) 5.30x Interest Coverage 4.15x Fixed Charge Coverage Ratio 4.07x Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 265 % Cost of Permanent Consolidated Debt (3) 4.05 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody’s (Positive outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the annualized trailing three-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 6.07% as of September 30, 2024.

17 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 2024 Full-Year Guidance   Diluted per share data Net income $ 0.48 — $ 0.49 FFO $ 1.35 — $ 1.36 Normalized FFO $ 1.39 — $ 1.40 AFFO $ 1.41 — $ 1.42 Normalized AFFO $ 1.43 — $ 1.44 FINANCIAL INFORMATION 2024 Outlook Earnings guidance above: • assumes year-over-year same store Cash NOI growth in the mid-to-high teens for the Senior Housing - Managed portfolio; • incorporates all announced investment and disposition activity, as well as announced activity under the at-the-market equity offering program; and • does not assume additional investment, disposition or capital transactions beyond those already disclosed. The foregoing guidance ranges reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

18 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) Dollars in thousands, except per share data Three Months Ended September 30, Nine Months Ended September 30,   2024 2023 2024 2023 Revenues: Rental and related revenues (1) $ 94,555 $ 93,085 $ 285,427 $ 283,229 Resident fees and services 73,746 59,748 207,716 174,897 Interest and other income 9,700 8,794 27,746 25,991 Total revenues 178,001 161,627 520,889 484,117 Expenses: Depreciation and amortization 42,720 43,242 127,315 140,211 Interest 29,467 28,156 87,189 85,024 Triple-net portfolio operating expenses 4,270 4,304 12,992 13,243 Senior housing - managed portfolio operating expenses 54,234 44,523 154,258 132,124 General and administrative 12,404 10,759 37,035 30,793 (Recovery of) provision for loan losses (148) 328 (446) 549 Impairment of real estate — — 18,472 7,064 Total expenses 142,947 131,312 436,815 409,008 Other income (expense): Loss on extinguishment of debt — — — (1,541) Other income — 2,229 838 2,570 Net loss on sales of real estate (5,745) (46,545) (3,969) (75,893) Total other expense (5,745) (44,316) (3,131) (74,864) Income (loss) before income (loss) from unconsolidated joint ventures and income tax benefit (expense) 29,309 (14,001) 80,943 245 Income (loss) from unconsolidated joint ventures 214 (645) (301) (2,136) Income tax benefit (expense) 265 (455) (625) (1,509) Net income (loss) $ 29,788 $ (15,101) $ 80,017 $ (3,400) Net income (loss), per: Basic common share $ 0.13 $ (0.07) $ 0.34 $ (0.01) Diluted common share $ 0.13 $ (0.07) $ 0.34 $ (0.01)         Weighted average number of common shares outstanding, basic 234,290,187 231,224,692 232,459,388 231,197,375 Weighted average number of common shares outstanding, diluted 237,043,400 231,224,692 234,777,101 231,197,375 (1) See page 19 for additional details regarding Rental and related revenues.

19 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) - Supplemental Information Dollars in thousands Three Months Ended September 30, Nine Months Ended September 30,   2024 2023 2024 2023 Cash rental income $ 91,829 $ 88,006 $ 273,955 $ 265,044 Straight-line rental income 1,119 796 3,383 3,561 Write-offs of cash and straight-line rental income receivable and lease intangibles (3,086) (939) (5,539) (1,372) Above/below market lease amortization 1,212 1,456 3,634 4,592 Operating expense recoveries 3,481 3,766 9,994 11,404 Rental and related revenues $ 94,555 $ 93,085 $ 285,427 $ 283,229

20 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data September 30, 2024 December 31, 2023 Assets Real estate investments, net of accumulated depreciation of $1,125,470 and $1,021,086 as of September 30, 2024 and December 31, 2023, respectively $ 4,574,268 $ 4,617,261 Loans receivable and other investments, net 441,825 420,624 Investment in unconsolidated joint ventures 130,811 136,843 Cash and cash equivalents 63,004 41,285 Restricted cash 5,972 5,434 Lease intangible assets, net 28,790 30,897 Accounts receivable, prepaid expenses and other assets, net 121,456 133,806 Total assets $ 5,366,126 $ 5,386,150 Liabilities Secured debt, net $ 45,817 $ 47,301 Revolving credit facility 152,558 94,429 Term loans, net 535,984 537,120 Senior unsecured notes, net 1,735,848 1,735,253 Accounts payable and accrued liabilities 122,805 136,981 Lease intangible liabilities, net 28,270 32,532 Total liabilities 2,621,282 2,583,616 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2024 and December 31, 2023 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 236,586,805 and 231,266,020 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively 2,366 2,313 Additional paid-in capital 4,574,707 4,494,755 Cumulative distributions in excess of net income (1,849,168) (1,718,279) Accumulated other comprehensive income 16,939 23,745 Total equity 2,744,844 2,802,534 Total liabilities and equity $ 5,366,126 $ 5,386,150

21 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Nine Months Ended September 30, 2024 2023 Cash flows from operating activities: Net income (loss) $ 80,017 $ (3,400) Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 127,315 140,211 Non-cash rental and related revenues (2,229) (6,781) Non-cash interest income 24 (380) Non-cash interest expense 8,750 9,179 Stock-based compensation expense 6,448 5,468 Loss on extinguishment of debt — 1,541 (Recovery of) provision for loan losses (446) 549 Net loss on sales of real estate 3,969 75,893 Impairment of real estate 18,472 7,064 Loss from unconsolidated joint ventures 301 2,136 Distributions of earnings from unconsolidated joint ventures 3,754 1,705 Other non-cash items — (3,704) Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (13,589) (10,660) Accounts payable and accrued liabilities (2,213) 3,013 Net cash provided by operating activities 230,573 221,834 Cash flows from investing activities: Acquisition of real estate (112,225) (39,630) Origination and fundings of loans receivable (21,540) (9,614) Origination and fundings of preferred equity investments (2,529) (11,015) Additions to real estate (39,189) (63,794) Repayments of loans receivable 2,776 8,674 Repayments of preferred equity investments 5,322 4,828 Investment in unconsolidated joint ventures (717) (4,797) Net proceeds from the sales of real estate 40,541 248,222 Net proceeds from sales-type lease — 25,490 Insurance proceeds — 6,001 Distributions in excess of earnings from unconsolidated joint ventures — 544 Net cash (used in) provided by investing activities (127,561) 164,909 Cash flows from financing activities: Net borrowings from (repayments of) revolving credit facility 58,815 (165,338) Proceeds from term loans — 12,188 Principal payments on secured debt (1,520) (1,479) Payments of deferred financing costs (80) (18,135) Payment of contingent consideration — (17,900) Issuance of common stock, net 71,362 (2,194) Dividends paid on common stock (209,174) (208,079) Net cash used in financing activities (80,597) (400,937) Net increase (decrease) in cash, cash equivalents and restricted cash 22,415 (14,194) Effect of foreign currency translation on cash, cash equivalents and restricted cash (158) (880) Cash, cash equivalents and restricted cash, beginning of period 46,719 53,932 Cash, cash equivalents and restricted cash, end of period $ 68,976 $ 38,858 Supplemental disclosure of cash flow information: Interest paid $ 71,632 $ 72,911 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ — $ 4,644

SABRA
FINANCIAL INFORMATION
FFO, Normalized FFO, AFFO and Normalized AFFO

FFO, Normalized FFO, AFFO and Normalized AFFO

Dollars in thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Net income (loss)	$ 29,788	$ (15,101)	$ 80,017	$ (3,400)
Add:				
Depreciation and amortization of real estate assets	42,720	43,242	127,315	140,211
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures	2,243	2,255	6,680	6,505
Net loss on sales of real estate	5,745	46,545	3,969	75,893
Impairment of real estate	—	—	18,472	7,064
FFO	$ 80,496	$ 76,941	$ 236,453	$ 226,273
Write-offs of cash and straight-line rental income receivable and lease intangibles	3,086	939	5,539	1,371
Loss on extinguishment of debt	—	—	—	1,541
(Recovery of) provision for loan losses	(148)	328	(446)	549
Other normalizing items [(1)]	119	(1,003)	2,718	1,066
Normalized FFO	$ 83,553	$ 77,205	$ 244,264	$ 230,800
FFO	$ 80,496	$ 76,941	$ 236,453	$ 226,273
Stock-based compensation expense	2,586	2,235	6,448	5,468
Non-cash rental and related revenues	(433)	(1,312)	(2,229)	(6,781)
Non-cash interest income	12	8	24	(380)
Non-cash interest expense	2,611	3,088	8,750	9,179
Non-cash portion of loss on extinguishment of debt	—	—	—	1,541
(Recovery of) provision for loan losses	(148)	328	(446)	549
Other adjustments related to unconsolidated joint ventures	113	133	401	371
Other adjustments	353	256	1,192	950
AFFO	$ 85,590	$ 81,677	$ 250,593	$ 237,170
Write-off of cash rental income	1,189	—	751	—
Other normalizing items [(1)]	113	(1,017)	2,549	1,021
Normalized AFFO	$ 86,892	$ 80,660	$ 253,893	$ 238,191
Amounts per diluted common share:				
Net income (loss)	$ 0.13	$ (0.07)	$ 0.34	$ (0.01)
FFO	$ 0.34	$ 0.33	$ 1.01	$ 0.97
Normalized FFO	$ 0.35	$ 0.33	$ 1.04	$ 0.99
AFFO	$ 0.36	$ 0.35	$ 1.06	$ 1.01
Normalized AFFO	$ 0.37	$ 0.34	$ 1.08	$ 1.02
Weighted average number of common shares outstanding, diluted:				
Net income (loss)	237,043,400	231,224,692	234,777,101	231,197,375
FFO and Normalized FFO	237,043,400	232,835,849	234,777,101	232,566,392
AFFO and Normalized AFFO	237,940,868	233,988,463	235,890,966	233,878,874

(1) Other normalizing items for FFO and AFFO primarily include triple-net operating expenses, net of recoveries.

22 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024

23 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of September 30, 2024 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 252,828 Senior Housing - Leased 45,936 Senior Housing - Managed Consolidated Portfolio 78,047 Senior Housing - Managed Unconsolidated Portfolio 13,634 Behavioral Health 43,552 Specialty Hospitals and Other 18,939 Annualized Cash NOI (excluding loans receivable and other investments) $ 452,936 Obligations Dollars in thousands Secured debt (1) $ 46,623 Senior unsecured notes (1) 1,750,000 Revolving credit facility 152,558 Term loans (1) 540,985 Sabra’s share of unconsolidated joint venture debt 72,619 Total Debt 2,562,785 Add (less): Cash and cash equivalents and restricted cash (68,976) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (3,638) Accounts payable and accrued liabilities (2) 112,301 Net obligations $ 2,602,472 Other Assets Dollars in thousands Loans receivable and other investments, net $ 441,825 Accounts receivable, prepaid expenses and other assets, net (2) 30,990 Total other assets $ 472,815 Common Shares Outstanding Total shares 236,586,805 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

24 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position (including our earnings guidance for 2024, as well as the assumptions set forth therein), results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increased labor costs and historically low unemployment; increases in market interest rates and inflation; pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

25 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

26 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

27 SABRA 3Q 2024 SUPPLEMENTAL INFORMATION September 30, 2024 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.